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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q of Goodrich Corporation (the "Company") for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.



Date: November 12, 2003



                                       /s/ Marshall O. Larsen
                                       -----------------------------------------
                                       Name: Marshall O. Larsen
                                       Title: Chairman, President and Chief
                                              Executive Officer



                                       /s/ Ulrich Schmidt
                                       -----------------------------------------
                                       Name: Ulrich Schmidt
                                       Title: Executive Vice President and
                                              Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THE WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GOODRICH CORPORATION AND WILL BE RETAINED BY GOODRICH CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.